UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2013

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
0-337	Wisconsin Power and Light Company (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-0714890

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 13, 2013, Wisconsin Power and Light Company (the “Company”) issued a press release announcing that it had issued a notice of redemption for all of the outstanding shares of its preferred stock, effective March 20, 2013. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(99.1)	Press release of Wisconsin Power and Light Company, dated February 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Wisconsin Power and Light Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2013	WISCONSIN POWER AND LIGHT COMPANY

	By:	/s/ Thomas L. Hanson
Thomas L. Hanson Senior Vice President and Chief Financial Officer

WISCONSIN POWER AND LIGHT COMPANY

Exhibit Index to Current Report on Form 8-K

Dated February 13, 2013

Exhibit Number	Description

(99.1)	Press release of Wisconsin Power and Light Company, dated February 13, 2013.